                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



  Date of Report (Date of earliest event reported): February 7, 2001 (February
                                                    7, 2001)


                          HARRAH'S ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                     1-10410                 62-1411755
(State or other jurisdiction       (Commission            (I.R.S. Employer
      of incorporation)            File Number)          Identification No.)


           ONE HARRAH'S COURT
           LAS VEGAS, NEVADA                                     89119
(Address of Principal Executive Offices)                      (Zip Code)



                                 (702) 407-6000
          ------------------------------------------------------------
              (Registrant's telephone number, including area code)



         --------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.     OTHER EVENTS

      On February 7, 2001, Harrah's Entertainment, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99(1) and incorporated herein by reference.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

            (c)   Exhibits

                  99(1) Text of press release, dated February 7, 2001, of the
                        Registrant.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    HARRAH'S ENTERTAINMENT, INC.


Date: February 7, 2001              By:  /s/  Stephen H. Brammell
                                          -----------------------------------
                                    Name: Stephen H. Brammell
                                    Title: Senior Vice President and
                                           General Counsel